SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 20, 1999

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

     State of New Jersey      1-9120                        22-2625848
    (State or other       (Commission                       (I.R.S. Employer
     jurisdiction of       File Number)                      Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)


   State of New Jersey      1-973                          22-1212800
    (State or other       (Commission                     (I.R.S. Employer
     jurisdiction of       File Number)                   Identification No.)
     incorporation)


                          80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

Item 5. Other Events
--------------------

         The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business and Item 3 -Legal Proceedings of Part I and Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") and Item 8 - Financial Statements and Supplementary Data of Part II of the Annual Reports on Form 10-K for the year ended December 31, 1998, on Form 10-Q for the quarter ended March 31, 1999, on Form 8-K filed March 18, 1999, and on Form 8-K filed April 26, 1999 of Public Service Electric and Gas Company ("PSE&G") and of its parent, Public Service Enterprise Group Incorporated ("PSEG").

         PSE&G Records Extraordinary Charge

         PSE&G recorded a $790 million (after tax) or $3.60 per share of PSEG common stock extraordinary charge to earnings in the second quarter as a result of the discontinuation of Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Regulation" for the electric generation portion of its business. For further discussion, see the press release of PSEG dated July 20, 1999, which is attached hereto as Exhibit 99.

         Shareholder Derivative Lawsuits Dismissed

         As  previously  disclosed,   by  complaints  filed  in  1995  and 1996,
shareholder derivative actions on behalf of PSEG shareholders were commenced by purported shareholders against certain directors and officers. The four complaints generally seek recovery of damages for alleged losses purportedly arising out of PSE&G's operation of the Salem and Hope Creek generating stations, together with certain other relief, including removal of certain executive officers of PSE&G and PSEG and certain changes in the composition of PSEG's Board of Directors. By letter dated July 9, 1999, the Court advised the parties in the actions of its determination to grant the defendants' motion for summary judgement dismissing all four derivative actions. A written Order has not yet been issued. Public Service Enterprise Group Inc. by
G. E. Stricklin, derivatively v. E. James Ferland, et. al., Superior Court of New Jersey, Chancery Division, Essex County, Docket No. C-160-96. Dr. Steven Fink and Dr. David Friedman, P.C. Profit Sharing Plan, derivatively, et. al. v. Lawrence R. Codey, et. al., Superior Court of New Jersey, Chancery Division, Essex County, Docket No. C-65-96. A. Harold Datz Pension and Profit Sharing Plan derivatively, et. al., v. Lawrence R. Codey, et. al., Superior Court of New Jersey, Chancery Division, Essex County, Docket No. C-68-96. Tillie Greenberg, derivatively v. E. James Ferland, et. al., Superior Court of New Jersey, Chancery Division, Essex County, Docket No. C-188-96.


Item 7.  Financial Statements and Exhibits
------------------------------------------

         Exhibit Designation         Nature of Exhibit

                 99                  PSEG Press Release dated July 20, 1999

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)




                              By: PATRICIA A. RADO

              ----------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)



Date:  July 21, 1999